Exhibit 10.(n)

AMENDMENT XXIV

Effective November 1, 2005

Amendment XXIV to the Automatic Reinsurance Agreement, effective April 1, 1984, between ReliaStar Life Insurance Company (Reinsurer) and ReliaStar Life Insurance Company of New York (Company).

It is hereby agreed that effective on and after November 1, 2005 the Reinsurance Agreement shall be amended as follows;

1.	Exhibit II, Part 6 is added to the Agreement to include rates for the TermSmart products.
2.	Exhibit III is amended to include the TermSmart product series.

Except as herein specified, all the terms and conditions of the Reinsurance Agreement shall apply, and this Amendment is to be added to and made part of the aforesaid Agreement.

In witness of the above, ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York have by their respective officers executed and delivered this Amendment XXIII in duplicate on the dates indicated below, with an Effective Date of November 1, 2005

RELIASTAR LIFE INSURANCE COMPANY	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
By: /s/ Richard Lau Richard Lau Title: Vice President & Actuary Date: 2/22/06 Attest: /s/ Mary Broesch Mary Broesch Title: Vice President & Actuary Date: 2/22/06	By: /s/ Richard Lau Richard Lau Title: Vice President & Actuary Date: 2/22/06 Attest: /s/ Mary Broesch Mary Broesch Title: Vice President & Actuary Date: 2/22/06

EXHIBIT II – PART 6

Reinsurance Rates – TermSmart

The reinsurance premiums for the TermSmart 10, 15, 20 and 30 year products are the following percentages of the 1975-1980 Select and Ultimate Mortality Table, Age Nearest Birthday basis, attached to this Exhibit II, Part 6. First year premiums are zero.

Super Preferred Non-tobacco	29.5%
Preferred Non-Tobacco	36%
Standard Non-Tobacco	51%
Preferred Tobacco	93%
Standard Tobacco	125%

EXHIBIT III

Plans of Insurance

Plan Name	Policy Form Number	Effective Date	Termination Date
Economy Life	10640NY	April 1, 1984
Security 21	10780NY	April 1, 1984	April 1, 1990
One/Five Year R&C	10860NY	April 1, 1984
Life Paid Up at 95	10850NY	April 1, 1984
Designer Life	10840NY	April 1, 1984
Designer Life Plus	10890NY	October 1, 1985	December 1, 1987
Designer Life III	10980NY	August 1, 1985	December 1, 1987
New Life II/Plus	10960NY	February 1, 1986	December 1, 1987
New Life I	10970NY	February 1, 1986	December 1, 1987
Premier Design	11060NY	January 1, 1988
Guarantee Life	11220NY	January 1, 1991
Joint Design	11260NY	June 1, 1992
Estate Design	11400NY	November 1, 1992
Design UL	B-UL-1195-97	April 1, 2000
Variable Estate Design NY	85-438	February 1, 2001
Select Life NY II	86-025	March 1, 2001
Design UL (2001)	1132R NY	March 1, 2001
Premier Design	1135R NY	February 1, 2002
GPUL	1175R NY	June 30, 2004
ING Capital Accumulator UL	131906R	October 1, 2004
Investor Elite	86-756	October 1, 2004
Protector UL NY	86-810	October 1, 2004
GPSUL	1176NY	October 1, 2004
TermSmart 10	1177R NY	November 1, 2005
TermSmart 15	1177R NY	November 1, 2005
TermSmart 20	1177R NY	November 1, 2005
TermSmart 30	1177R NY	November 1, 2005